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                                                                  EXHIBIT 10.51

                      SIXTH AMENDMENT TO SECOND AMENDED
                        AND RESTATED CREDIT AGREEMENT
                     (RECEIVABLES AND INVENTORY); WAIVER

         This Sixth Amendment to Second Amended and Restated Credit Agreement (Receivables and Inventory); Waiver (this "Amendment") is entered into as of August 15, 1997, among Bank of America National Trust and Savings Association ("Bank") and GT Bicycles California, Inc. ("GTBC"), Riteway Products East, Inc. ("East"), Riteway Products North Central, Inc. ("North Central"), Rite-Way Distributors Central, Inc. ("Central"), Rite-Way Distributors, Inc. ("Distributors"), GT Bicycles, Inc. ("GT"). GTBC, East, North Central, Central, and Distributors are sometimes hereinafter referred to collectively as "Borrowers" and individually as a "Borrower."

                                    RECITALS

         A. Bank, GI, and Borrowers are parties to that certain Second Amended and Restated Credit Agreement (Receivables and Inventory) dated as of August 12, 1996, as modified by amendments dated September 15, 1996, October 15, 1996, October 31, 1996, February 13, 1997, and March 14, 1997 (as amended, the
"Credit Agreement").

          B. The parties hereto now desire to amend the Credit Agreement on the terms and conditions set forth below.

                                    AGREEMENT

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

          2. Amendments. The Credit Agreement shall be amended as follows:

               (a) The following definitions are added to Paragraph 1.1 in alphabetical order:

                    "Contingent Obligation" means any obligation guaranteeing or intended to guarantee any indebtedness, leases, dividends or other obligations ("primary obligations") of any person, firm, or corporation (the


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         "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming that performance thereunder is required) as determined in good faith.

               "EBITDA" means, for GT and its Subsidiaries on a consolidated basis for any period of determination, the sum of (i) net income (or loss) for such period plus (ii) to the extent deducted in the calculation of net income for such period, Interest Expense for such period plus (iii) to the extent deducted in the calculation of net income for such period, federal and state income taxes for such period, plus (iv) to the extent deducted in the calculation of net income for such period, depreciation and amortization expense for such period.

               "Funded Debt" means all liabilities of whatever nature or duration consisting of indebtedness for borrowed money or indebtedness (including obligations under capital leases) incurred to finance the purchase of any asset, excluding any such indebtedness that consists of obligations due to trade creditors within one year, accrued liabilities, and deferred tax liabilities.


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               "Interest Expense" means, for GT and its Subsidiaries on a consolidated basis for any period of determination, the total interest expense (including, without limitation, interest expense attributable to capitalized leases for such period.

               "Leverage Ratio" means, for GT and its Subsidiaries on a consolidated basis for any period of determination, the ratio of:

                    (a) the sum of (i) Funded Debt (including any standby
               letters of credit) plus (ii) Contingent Obligations, in each case issued with respect to Funded Debt, as of that date; to

                    (b)  EBITDA."

               (b) The definition of "Applicable Margin" in Paragraph 1.1 is amended in full to read as follows:

                    "Applicable Margin" means a percentage based on the Leverage Ratio achieved by GT and its Subsidiaries on a consolidated basis, calculated on a rolling four-quarter basis, as follows:


          ===================================================================
          Leverage Ratio                         Margin          Percentage
          -------------------------------------------------------------------
                                                               Offshore Rate
                                              Reference Rate   and LIBOR Rate
          -------------------------------------------------------------------
          less than or equal to 1.75 to 1.00         0.00%            1.00%
          ------------------------------------------------------------------
          greater than 1.75 to 1.00
          less than or equal to 2.50 to 1.00         0.00%            1.25%
          -----------------------------------------------------------------
          greater than 2.50 to 1.00
          less than or equal to 3.00 to 1.00         0.25%            1.50%
          -----------------------------------------------------------------
          greater than 3.00 to 1.00
          less than or equal to 3.50 to 1.00         0.50%            1.75%
          -----------------------------------------------------------------
          greater than 3.50 to 1.00
          less than or equal to 4.00 to 1.00         0.75%            2.00%
          -----------------------------------------------------------------
          greater than 4.00 to 1.00                  1.00%            2.25%
          =================================================================

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The Applicable Margin shall be determined based on the most recent compliance certificate received by Bank and shall be effective on the related "Start Date". "Start Date" means, with respect to each date the compliance certificate is due to be delivered pursuant to Paragraph 8.2 of this Agreement, the date indicated below:

           Compliance certificate as            Related
            of fiscal period ending            Start Date
           -------------------------           ----------
               June 30                         September 1
               September 30                    December 1
               December 31                     March 1
               March 31                        June 1"

               (c) The definition of "Tangible Net Worth" is deleted in full.

               (d) In Paragraph 2.2(c), the words "plus the Applicable Margin" are added immediately after the words "Reference Rate."

               (e) Paragraph 2.5(f) is amended in full to read as follows:

                    "(f) The Term Loan shall, at GTBC's election, bear interest at a rate per annum equal to the Reference Rate plus the Applicable Margin or, subject to the requirements set forth in Section 2.6, the Offshore Rate plus the Applicable Margin, the LIBOR Rate plus the Applicable Margin, or a combination thereof; provided, however, that no more than seven designations of optional interest rates under the Revolving Credit and the Term Loan may be in effect at any one time. No CD Rate Portion shall be available for the Term Loan."

               (f) The form of Compliance Certificate attached to the Credit Agreement as Exhibit A is amended in full to read as provided on Exhibit A attached hereto.

               (g) Except as hereby amended, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.


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          3. Applicable Margin. The parties hereto agree that an Applicable
Margin of 2.00% shall be in effect under the Credit Agreement from and after the date of execution of this Amendment to the next Start Date.

          4. Waiver. Bank hereby waives Borrowers' noncompliance with Paragraph
8.4 of the Credit Agreement for the fiscal quarter ended June 30, 1997. This waiver is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Credit Agreement, or under any agreement, or instrument mentioned in the Credit Agreement, or as a waiver of any other default of the same or of any other term or provision of the Credit Agreement.

          5. Representations and Warranties. Borrowers represent and warrant to Bank that: (i) after giving effect to the waiver provided in Paragraph 4 of this Amendment, no Event of Default under Credit Agreement and no event which, with notice or lapse of time or both, would become an Event of Default has occurred and is continuing; (ii) after giving effect to the waiver provided in Paragraph 4 of this Amendment, Borrowers' representations and warranties made under the Credit Agreement are true as of the date hereof; (iii) the making and performance by Borrowers of this Amendment have been duly authorized by all necessary corporate action; (iv) no consent, approval, authorization, permit, or license is required in connection with the making or performance of this Amendment.


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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BANK OF AMERICA NATIONAL                  GT BICYCLES CALIFORNIA, INC.
TRUST AND SAVINGS ASSOCIATION             RITEWAY PRODUCTS EAST, INC.

                                          RITEWAY PRODUCTS NORTH CENTRAL, INC.

By:  /s/ E.M. AMENDT                      RITE-WAY DISTRIBUTORS CENTRAL, INC.
     -------------------------
         E.M. Amendt                      RITE-WAY DISTRIBUTORS, INC.
Title:  Vice President                    GT BICYCLES, INC.

                                          By:  /s/ MICHAEL HAYNES
                                               ---------------------
                                                   Michael Haynes
                                          Title:   President




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                                    EXHIBIT A

                                     FORM OF
                             COMPLIANCE CERTIFICATE


To:  BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


          Reference is made to that certain Second Amended and Restated Credit Agreement (Receivables and Inventory) dated as of August 12, 1996, among Bank of America National Trust and Savings Association and GT Bicycles California, Inc., Riteway Products East, Inc., Riteway Products North Central, Inc., Rite-Way Distributors Central, Inc., Rite-Way Distributors, Inc. and GT Bicycles, Inc. (the "Credit Agreement"). Capitalized terms not otherwise defined in this Certificate shall have the meanings ascribed to them in the Credit Agreement. This Certificate is delivered in accordance with Paragraph 8.2(c) of the Credit Agreement.

I.        CALCULATION OF LEVERAGE RATIO REGARDING APPLICABLE MARGIN

          As of the date of the attached financial statements, the Leverage Ratio was calculated as follows for the period consisting of the most recently ended fiscal quarter plus the immediately preceding three fiscal quarters ("Fiscal Period"):

     (a)  Funded Debt (including
               Standby L/C's)                                     $____________

               plus Contingent Obligations                        $____________

               equals                                             $____________

               Divided by

     (b)  The sum of:

               net income (or loss)
               for the Fiscal Period                              $____________

               plus Interest Expense
               for the Fiscal Period                              $____________

               plus income taxes
               for the Fiscal Period                              $____________

               plus depreciation
               for the Fiscal Period                              $____________

               plus amortization
               for the Fiscal Period                              $____________

               equals                                             $____________



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Compliance Certificate
Page 2

     (c)  The sum of the components of
               section (a) above divided by the sum
               of the components of section (b) above
               equals, expressed as a ratio:                            to 1.00
                                                                   ------------

II.  COMPLIANCE WITH FINANCIAL COVENANTS

          Computations showing compliance with certain paragraphs of the Credit Agreement are as follows:

          Paragraph 8.4; Fixed Charge Coverage Ratio. As of the date of the attached financial statements, the Fixed Charge Coverage Ratio was calculated as follows for the period consisting of the most recently ended fiscal quarter plus the immediately preceding three fiscal quarters ("Fiscal Period"):

     (a)  The sum of:

               net income (or loss) from operations
               (excluding extraordinary or non-
               recurring gains) for the Fiscal
               Period                                             $____________

               plus interest expense
               for the Fiscal Period                              $____________

               plus depreciation expense
               for the Fiscal Period                              $____________

               plus amortization expense
               for the Fiscal Period                              $____________

               plus equity contributions and
               subordinated loans                                 $____________

               minus dividends paid
               in the Fiscal Period                               $____________

               equals                                             $____________

               Divided by                                         $____________

     (b)  The sum of:

               current portion of long-term
               debt and capital leases for
               the Fiscal Period                                  $____________

               plus capital expenditures made
               in cash for the Fiscal Period                      $____________



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Compliance Certificate
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               plus interest expense for
               the Fiscal Period                                  $____________

               equals                                             $____________

     (c)  The sum of the components
               of section (a) above
               divided by the sum of the
               components of section (b)
               above equals, expressed
               as a ratio:                                               to 1.00
                                                                    ------------

               minimum permitted:                                        to 1.00
                                                                   -------------

          Paragraph 8.5; Quick Ratio. As of the date of the attached financial statements, the quick ratio was calculated as follows:

     (a)  The sum of:

               cash                                                $____________

               plus short-term cash investments                    $____________

               plus marketable securities not
               classified as long-term investments                 $____________

               plus trade accounts receivable                      $____________

               equals                                              $____________

               Divided by                                          $____________

     (b)  The sum of:

               current liabilities                                 $____________

               plus the portion of the
               Revolving Facility classified
               as long-term debt                                   $____________


               equals                                              $____________

     (c)  The sum of the components
               of section (a) above
               divided by the sum of the
               components of section (b)
               above equals, expressed
               as a ratio:                                               to 1.00
                                                                    ------------

               minimum permitted:                                        to 1.00
                                                                    ------------

          Paragraph 8.6; Other Indebtedness. As of the date of the attached financial statements:

               the outstanding amount of obligations under guaranties


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Compliance Certificate
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               described in Paragraph 8.6(f) was $____________.

               maximum permitted:                               $500,000

               the outstanding amount of indebtedness incurred for the acquisition of fixed or capital assets in the current fiscal year of GT under Paragraph 8.6(g) was $ .

               maximum permitted:                               $7,000,000
                                                                in fiscal
                                                                year ending 1997

                                                                $3,000,000 in
                                                                any fiscal year
                                                                thereafter

     Paragraph 8.7; Liens. As of the date of the attached financial statements, the outstanding amount of obligations secured by liens was $____________.

               maximum permitted:                                $2,000,000 in
                                                                 any fiscal year

     Paragraph 8.8; Acquisitions. [Neither GT nor any Subsidiary has acquired or purchased any assets or businesses except as permitted under subparagraphs
     (a) and (b) and (e) of Paragraph 8.8.] [The following acquisitions or purchases of assets or businesses, excluding those permitted under subsections (a) and (b) of Paragraph 8.8, have occurred: [briefly describe transactions]. The total consideration paid (including assumption of debt) in the current fiscal year of GT for these transactions was $____________.]

               maximum permitted:                                $1,000,000 in
                                                                 any fiscal year

III. PERFORMANCE OF OBLIGATIONS

          A review of the activities of GT and Borrowers during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period all Guarantors and Borrowers performed and observed all of their respective obligations. To the best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed and no Event of Default or event which with notice or lapse of time or both would be an Event of Default has occurred and is continuing, with any exceptions set forth below, in response to which Borrowers and GT have taken or propose to take the following actions (if none, so state):



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Compliance Certificate
Page 5

     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________

IV.  NO MATERIAL ADVERSE CHANGE

          To the best knowledge of the undersigned, no event or circumstance has occurred that constitutes a material adverse change under Paragraph 9.15 of the Credit Agreement since the date the most recent Certificate was executed and delivered, with any exceptions being set forth below (if none, so state):

     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________

          This Certificate is by a responsible officer of GT and Borrowers. The undersigned hereby certify that each and every matter contained herein is derived from GT's and its Subsidiaries' books and records and is, to the best knowledge of the undersigned, true and correct.


          Dated: ____________ , 19____.


               In signing below, the undersigned is executing this Certificate on behalf of all Guarantors and all Borrowers.


                                                   ________________________

                                                   ________________________
                                                   Printed Name and Title



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